                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS A1
----------------------------------------------------------------------------------------------------------------------------------
Class             A1           Dated Date           05/01/1998   Original Balance  198,539,000.00  Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   198,539,000.00  Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            6.4500          Deal Age         0
YIELD TABLE DATE  05/07/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
----------------------------------------------------------------------------------------------------------------------------------


PREPAY                                   CPR 6         CPR 8         CPR 9         CPR 10         CPR 11        CPR 12        CPR 15
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                            99/18        6.540         6.540         6.540         6.541          6.541         6.541         6.542
                            99/20        6.519         6.516         6.514         6.512          6.510         6.508         6.503
                            99/22        6.498         6.491         6.487         6.483          6.479         6.476         6.463
                            99/24        6.477         6.466         6.461         6.455          6.449         6.443         6.424
                            99/26        6.457         6.442         6.434         6.426          6.418         6.410         6.385
                            99/28        6.436         6.417         6.407         6.398          6.387         6.377         6.346
                            99/30        6.415         6.393         6.381         6.369          6.357         6.345         6.307
                           100/00        6.394         6.368         6.354         6.340          6.326         6.312         6.268
                           100/02        6.374         6.344         6.328         6.312          6.296         6.279         6.229
                           100/04        6.353         6.319         6.301         6.284          6.265         6.247         6.190
                           100/06        6.333         6.295         6.275         6.255          6.235         6.214         6.151
                           100/08        6.312         6.270         6.249         6.227          6.204         6.182         6.112
                           100/10        6.291         6.246         6.222         6.198          6.174         6.149         6.073
                           100/12        6.271         6.221         6.196         6.170          6.144         6.117         6.034
                           100/14        6.250         6.197         6.170         6.142          6.113         6.084         5.995
                           100/16        6.230         6.173         6.143         6.113          6.083         6.052         5.957
                           100/18        6.209         6.148         6.117         6.085          6.053         6.020         5.918
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                              3.60          2.96          2.71          2.50           2.31          2.15          1.77
MOD DURATION @ 100/02                     3.01          2.54          2.35          2.18           2.04          1.91          1.59
FIRST PRIN                          06/25/1998    06/25/1998    06/25/1998    06/25/1998     06/25/1998    06/25/1998    06/25/1998
LAST PRIN                           02/25/2006    11/25/2004    05/25/2004    11/25/2003     07/25/2003    02/25/2003    04/25/2002
PAYMENT WINDOW                              93            78            72            66             62            57            47


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein any may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide. In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED IN THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS A2
----------------------------------------------------------------------------------------------------------------------------------
Class             A2           Dated Date           05/01/1998   Original Balance  19,856,000.00   Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   19,856,000.00   Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            6.5500          Deal Age         0
YIELD TABLE DATE  05/07/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
----------------------------------------------------------------------------------------------------------------------------------


PREPAY                                   CPR 6        CPR 8        CPR 9         CPR 10          CPR 11         CPR 12       CPR 15
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                          99/21          6.625        6.623         6.622         6.620           6.619         6.618         6.614
                          99/23          6.615        6.611         6.609         6.607           6.605         6.603         6.597
                          99/25          6.605        6.600         6.597         6.594           6.591         6.588         6.579
                          99/27          6.595        6.588         6.585         6.581           6.577         6.574         6.562
                          99/29          6.584        6.577         6.572         6.568           6.564         6.559         6.545
                          99/31          6.574        6.565         6.560         6.555           6.550         6.544         6.527
                         100/01          6.564        6.554         6.548         6.542           6.536         6.529         6.510
                         100/03          6.554        6.542         6.535         6.529           6.522         6.515         6.493
                         100/05          6.544        6.531         6.523         6.516           6.508         6.500         6.475
                         100/07          6.534        6.519         6.511         6.503           6.494         6.485         6.458
                         100/09          6.524        6.508         6.499         6.490           6.480         6.471         6.441
                         100/11          6.514        6.496         6.486         6.477           6.466         6.456         6.424
                         100/13          6.504        6.485         6.474         6.463           6.453         6.441         6.406
                         100/15          6.494        6.473         6.462         6.450           6.439         6.427         6.389
                         100/17          6.484        6.462         6.450         6.437           6.425         6.412         6.372
                         100/19          6.474        6.450         6.438         6.424           6.411         6.397         6.355
                         100/21          6.464        6.439         6.425         6.411           6.397         6.383         6.337
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                              8.20         6.91          6.37          5.90            5.49          5.12          4.23
MOD DURATION @ 100/05                     6.17         5.40          5.06          4.75            4.48          4.22          3.59
FIRST PRIN                          02/25/2006   11/25/2004    05/25/2004    11/25/2003      07/25/2003    02/25/2003    04/25/2002
LAST PRIN                           01/25/2007   10/25/2005    03/25/2005    09/25/2004      03/25/2004    11/25/2003    12/25/2002
PAYMENT WINDOW                              12           12            11            11               9            10             9


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein any may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide. In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED IN THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS A3
------------------------------------------------------------------------------------------------------------------------------------
Class             A3           Dated Date           05/01/1998   Original Balance  66,176,000.00   Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   66,176,000.00   Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            6.7000          Deal Age         0
YIELD TABLE DATE  05/07/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
------------------------------------------------------------------------------------------------------------------------------------


PREPAY                                   CPR 6         CPR 8         CPR 9         CPR 10         CPR 11        CPR 12        CPR 15
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                            99/21        6.780         6.779         6.778         6.777          6.776         6.775         6.772
                            99/23        6.772         6.769         6.768         6.766          6.765         6.763         6.758
                            99/25        6.763         6.760         6.758         6.756          6.754         6.752         6.745
                            99/27        6.754         6.750         6.748         6.745          6.743         6.740         6.731
                            99/29        6.746         6.741         6.738         6.735          6.732         6.728         6.718
                            99/31        6.737         6.731         6.728         6.724          6.721         6.717         6.704
                           100/01        6.729         6.722         6.718         6.714          6.710         6.705         6.691
                           100/03        6.720         6.712         6.708         6.703          6.699         6.694         6.678
                           100/05        6.712         6.703         6.698         6.693          6.688         6.682         6.664
                           100/07        6.703         6.694         6.688         6.683          6.677         6.670         6.651
                           100/09        6.695         6.684         6.678         6.672          6.666         6.659         6.637
                           100/11        6.686         6.675         6.668         6.662          6.655         6.647         6.624
                           100/13        6.678         6.665         6.659         6.651          6.644         6.636         6.610
                           100/15        6.669         6.656         6.649         6.641          6.633         6.624         6.597
                           100/17        6.661         6.647         6.639         6.630          6.622         6.613         6.584
                           100/19        6.652         6.637         6.629         6.620          6.611         6.601         6.570
                           100/21        6.644         6.628         6.619         6.610          6.600         6.589         6.557
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                             10.47          9.09          8.47          7.90            7.38         6.91          5.75
MOD DURATION @ 100/05                     7.30          6.60          6.26          5.94            5.64         5.36          4.62
FIRST PRIN                          01/25/2007    10/25/2005    03/25/2005    09/25/2004      03/25/2004   11/25/2003    12/25/2002
LAST PRIN                           09/25/2010    05/25/2009    09/25/2008    02/25/2008      07/25/2007   12/25/2006    07/25/2005
PAYMENT WINDOW                              45            44            43            42              41           38            32

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein any may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide. In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED IN THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS A4
----------------------------------------------------------------------------------------------------------------------------------
Class             A4           Dated Date           05/01/1998   Original Balance  66,404,000.00   Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   66,404,000.00   Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            6.8500          Deal Age         0
YIELD TABLE DATE  05/07/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
----------------------------------------------------------------------------------------------------------------------------------


PREPAY                                   CPR 6         CPR 8         CPR 9         CPR 10         CPR 11        CPR 12        CPR 15
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                            99/26        6.918         6.917         6.916         6.915          6.914         6.913         6.909
                            99/28        6.911         6.909         6.908         6.907          6.906         6.904         6.900
                            99/30        6.904         6.902         6.901         6.899          6.898         6.896         6.890
                           100/00        6.897         6.895         6.893         6.892          6.890         6.888         6.881
                           100/02        6.890         6.887         6.886         6.884          6.882         6.880         6.872
                           100/04        6.883         6.880         6.878         6.876          6.874         6.871         6.863
                           100/06        6.876         6.873         6.871         6.868          6.866         6.863         6.854
                           100/08        6.869         6.865         6.863         6.861          6.858         6.855         6.845
                           100/10        6.862         6.858         6.856         6.853          6.850         6.847         6.836
                           100/12        6.855         6.851         6.848         6.845          6.842         6.838         6.826
                           100/14        6.849         6.844         6.841         6.837          6.834         6.830         6.817
                           100/16        6.842         6.836         6.833         6.830          6.826         6.822         6.808
                           100/18        6.835         6.829         6.826         6.822          6.818         6.814         6.799
                           100/20        6.828         6.822         6.818         6.814          6.810         6.806         6.790
                           100/22        6.821         6.814         6.811         6.807          6.802         6.797         6.781
                           100/24        6.814         6.807         6.803         6.799          6.794         6.789         6.772
                           100/26        6.807         6.800         6.796         6.791          6.786         6.781         6.763
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                             14.47         13.38         12.82         12.25          11.69         11.14          9.60
MOD DURATION @ 100/10                     8.91          8.49          8.26          8.02           7.78          7.53          6.79
FIRST PRIN                          09/25/2010    05/25/2009    09/25/2008    02/25/2008     07/25/2007    12/25/2006    07/25/2005
LAST PRIN                           04/25/2015    08/25/2014    04/25/2014    10/25/2013     05/25/2013    12/25/2012    06/25/2011
PAYMENT WINDOW                              56            64            68            69             71            73            72

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein any may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide. In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED IN THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS A5
----------------------------------------------------------------------------------------------------------------------------------
Class             A5           Dated Date           05/01/1998   Original Balance  18,631,000.00   Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   18,631,000.00   Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            6.8500          Deal Age         0
YIELD TABLE DATE  05/07/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
----------------------------------------------------------------------------------------------------------------------------------


Prepay                                   CPR 6         CPR 8         CPR 9         CPR 10         CPR 11        CPR 12        CPR 15
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                            99/16+       6.951         6.951         6.951         6.951          6.951         6.951         6.952
                            99/18+       6.945         6.945         6.945         6.945          6.945         6.945         6.945
                            99/20+       6.939         6.939         6.939         6.938          6.938         6.938         6.938
                            99/22+       6.933         6.932         6.932         6.932          6.932         6.932         6.931
                            99/24+       6.926         6.926         6.926         6.926          6.925         6.925         6.924
                            99/26+       6.920         6.920         6.919         6.919          6.919         6.919         6.917
                            99/28+       6.914         6.913         6.913         6.913          6.912         6.912         6.911
                            99/30+       6.908         6.907         6.907         6.906          6.906         6.906         6.904
                           100/00+       6.901         6.901         6.900         6.900          6.900         6.899         6.897
                           100/02+       6.895         6.895         6.894         6.894          6.893         6.893         6.890
                           100/04+       6.889         6.888         6.888         6.887          6.887         6.886         6.883
                           100/06+       6.883         6.882         6.881         6.881          6.880         6.880         6.877
                           100/08+       6.877         6.876         6.875         6.875          6.874         6.873         6.870
                           100/10+       6.870         6.869         6.869         6.868          6.867         6.867         6.863
                           100/12+       6.864         6.863         6.863         6.862          6.861         6.860         6.856
                           100/14+       6.858         6.857         6.856         6.855          6.855         6.854         6.850
                           100/16+       6.852         6.851         6.850         6.849          6.848         6.847         6.843
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                             17.85         17.45         17.21         16.95          16.65         16.33         15.24
MOD DURATION @ 100/00+                   10.01          9.89          9.82          9.73           9.64          9.54          9.16
FIRST PRIN                          04/25/2015    08/25/2014    04/25/2014    10/25/2013     05/25/2013    12/25/2012    06/25/2011
LAST PRIN                           09/25/2017    09/25/2017    09/25/2017    09/25/2017     09/25/2017    09/25/2017    09/25/2017
PAYMENT WINDOW                              30            38            42            48             53            58            76


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein any may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide. In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED IN THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS UNION PLANTERS 1998-1 SERIES 1998-1 CLASS X-1
----------------------------------------------------------------------------------------------------------------------------------
Class             X-1          Dated Date           05/01/1998   Original Balance  380,056,861.00  Lead Manager     Morgan Stanley
Delay             24           First Payment Date   06/25/1998   Factor            1.00000000      Orig Deal Size   749,662,861.24
Payment Freq      Monthly      Next Payment Date    06/25/1998   Current Balance   380,056,861.00  Num of Tranches  17
Yield Day Count   30/360       Settlement Date      05/28/1998   Coupon            0.0000          Deal Age         0
YIELD TABLE DATE  05/08/1998   Yield Freq           SemiAnnual   Interest Freq     Monthly
----------------------------------------------------------------------------------------------------------------------------------


                        _OPTIONAL     _OPTIONAL   _OPTIONAL   _OPTIONAL   _OPTIONAL    _OPTIONAL  _OPTIONAL   _OPTIONAL    _OPTIONAL
TRIGGER                  CALL YES      CALL YES    CALL YES    CALL YES    CALL YES     CALL YES   CALL YES    CALL YES     CALL YES
PREPAY                    CPR 6         CPR 8       CPR 9       CPR 10      CPR 11       CPR 12     CPR 15      CPR 18       CPR 20
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                3/13+      19.433       17.125       15.958      14.779      13.585       12.383       8.682       4.784       2.079
                3/14+      19.134       16.828       15.662      14.485      13.291       12.090       8.390       4.492       1.786
                3/15+      18.840       16.536       15.372      14.195      13.002       11.802       8.103       4.204       1.497
                3/16+      18.551       16.250       15.086      13.910      12.718       11.518       7.821       3.921       1.213
                3/17+      18.267       15.968       14.805      13.630      12.439       11.240       7.544       3.643       0.933
                3/18+      17.988       15.691       14.529      13.355      12.164       10.966       7.271       3.369       0.658
                3/19+      17.713       15.418       14.258      13.084      11.894       10.696       7.002       3.100       0.388
                3/20+      17.443       15.150       13.990      12.818      11.628       10.431       6.738       2.835       0.121
                3/21+      17.177       14.886       13.727      12.555      11.367       10.170       6.478       2.573       0.142
                3/22+      16.915       14.626       13.468      12.297      11.109        9.913       6.222       2.316      -0.400
                3/23+      16.658       14.370       13.213      12.043      10.856        9.660       5.970       2.063      -0.655
                3/24+      16.404       14.118       12.963      11.793      10.606        9.411       5.721       1.813      -0.906
                3/25+      16.154       13.871       12.716      11.547      10.360        9.166       5.477       1.568      -1.153
                3/26+      15.909       13.627       12.472      11.304      10.118        8.924       5.236       1.325      -1.397
                3/27+      15.666       13.386       12.223      11.065       9.880        8.686       4.998       1.087      -1.637
                3/28+      15.428       13.149       11.997      10.830       9.645        8.452       4.764       0.851      -1.874
                3/29+      15.193       12.916       11.764      10.598       9.414        8.221       4.534       0.619      -2.107
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 7.78         6.90         6.52        6.16         5.82        5.51        4.72        4.07        3.72
MOD DURATION @ 3/21+         3.16         3.18         3.20        3.21         3.21        3.22        3.23        3.22        3.20
FIRST PRIN             06/25/1998   06/25/1998   06/25/1998  06/25/1998   06/25/1998  06/25/1998  06/25/1998  06/25/1998  06/25/1998
LAST PRIN              05/25/2015   09/25/2014   05/25/2014  12/25/2013   06/25/2013  01/25/2013  09/25/2011  04/25/2010  04/25/2009
PAYMENT WINDOW                204          196          192         187          181         176         160         143         133


--------------------------------------------------------------------------------
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